Guarantees (Tables)	12 Months Ended
Dec. 31, 2013
Guarantees (Tables) [Abstract]
Information related to guarantees

The following table provides information related to such guarantees as of December 31:

	Maximum potential
	undiscounted future
	payments(a)		Related liability(b)
	(Billions)		(Millions)
Type of Guarantee	2013	2012	2013	2012
Card and travel operations(c)	$44	$44	$88	$93
Other(d)	1	1	73	93
Total	$45	$45	$161	$186

  Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The Merchant Protection guarantee is calculated using management's best estimate of maximum exposure based on all eligible claims as measured against annual billed business volumes.
  Included in other liabilities on the Company's Consolidated Balance Sheets.
  Primarily includes Return Protection and Merchant Protection.
  Primarily includes guarantees related to the Company's business dispositions and real estate.